Intangible Assets, Net - Schedule of Identifiable Intangible Assets, Net (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Finite-Lived Intangible Assets [Line Items]
Cost	$ 13,148	$ 6,248	$ 5,827
Accumulated Amortization	(5,964)	(3,994)	(1,993)
Total	7,184	2,254	3,834
Internal-Use Software
Finite-Lived Intangible Assets [Line Items]
Cost	6,248	6,248	5,827
Accumulated Amortization	(5,386)	(3,994)	(1,993)
Total	$ 862	$ 2,254	$ 3,834